UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 28, 2008
Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	913-661-1500
Not Applicable

Former name or former address, if changed since last report
Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693	43-1742520

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	913-661-1500
n/a

Former name or former address, if changed since last report
Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	913-661-1500
n/a

Former name or former address, if changed since last report
Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas		66210

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	913-661-1500
n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of March 28, 2008, Kevin T. Kelly, the Senior Vice President, Chief Financial Officer and Treasurer of Ferrellgas, Inc. resigned from those positions. Ferrellgas, Inc. is the general partner of Ferrellgas Partners, L.P. and Ferrellgas, L.P.
Mr. Kelly will remain in an advisory capacity as a Ferrellgas employee, at his current salary, through December 15, 2008. Mr. Kelly will also receive a separation payment of $393,750, outplacement services thru December 2009 and will be reimbursed for COBRA continuation of benefits coverage payments for 12 months. All existing stock options that Mr. Kelly has will, through the term of his employment and thereafter, continue to be subject to the terms and conditions of the FCI and FGP incentive compensation plan documents.
Effective as of March 28, 2008, the Board of Directors of Ferrellgas, Inc. appointed J. Ryan VanWinkle as the Interim Chief Financial Officer, Vice President of Corporate Development and Treasurer.
Mr. VanWinkle joined Ferrellgas, Inc. in 1999, last being named Vice President of Finance and Corporate Development in September 2007. Mr. VanWinkle has additionally held the position of Secretary of the Board of Directors of Ferrellgas, Inc. since November 2001. Mr. VanWinkle will continue to have oversight of the company’s Corporate Finance, Treasury, Corporate Development, Investor Relations, Credit, Collections, and Purchasing departments while taking on the additional oversight role of the company’s Accounting and Tax departments. Mr. VanWinkle holds a B.S. in Accounting from the University of Missouri — Kansas City.
Mr. VanWinkle will continue to participate in the company’s discretionary bonus and non-equity incentive plans, the Ferrell Companies, Inc. Incentive Compensation Plan, the Ferrell Companies, Inc. Employee Stock Ownership Plan and the company’s deferred compensation plans. Mr. VanWinkle is also subject to a Change in Control Agreement dated March 2008.
Item 9.01 Financial Statements and Exhibits.
The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit 10.1	Agreement and Release dated March 28, 2008, between Kevin T. Kelly and Ferrellgas, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
March 28, 2008	By:	Ferrellgas, Inc., its general partner

	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Interim Chief Financial Officer

Ferrellgas Partners Finance Corp.
March 28, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Officer and Sole Director

Ferrellgas, L.P.
March 28, 2008	By:	Ferrellgas, Inc., its general partner

	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Interim Chief Financial Officer

Ferrellgas Finance Corp.
March 28, 2008	By:	/s/ J. Ryan VanWinkle
		Name:	J. Ryan VanWinkle
		Title:	Officer and Sole Director

Exhibit Index

Exhibit No.	Description
10.1	Agreement and Release dated March 28, 2008, between Kevin T. Kelly and Ferrellgas, Inc.